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GMAC
----
COMMERCIAL
CREDIT LLC


May 7, 2001


Bernard Chaus, Inc.
1410 Broadway
New York, New York 10018
Attention: Josephine Chaus, Chairwoman of the Board

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey 07094
Attention: Bart Heminover, Chief Financial Officer

Ladies/Gentlemen:

         Reference is made to the Second Restated and Amended Financing Agreement between you and our predecessor-in-interest, BNY Financial Corporation, dated as of October 10, 1997, as supplemented and amended (the "Financing Agreement"). Initially capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

         It is hereby agreed that, effective as of March 30, 2001, the Financing Agreement shall be amended as follows:

         1. Section 9.1(d) is amended to provide that the Borrower will not permit its Tangible Net Worth to be less than the following amount as of the following date:

                  "As of June 30, 2001          $11,500,000"

         2. Section 9.1(e) is amended to provide that the Borrower will not permit its Working Capital to be less than the following amount on the following date:

                  "As of June 30, 2001          $15,500,000"


         3. Section 9.1(g) is amended to provide that the Borrower's Loss (after taxes) will not exceed the amount specified below as applicable to the indicated
Period:

                                                  Maximum
                  "Period                         Permitted Loss
                  -------                         --------------
    Fiscal quarter ended March 31, 2001            $1,000,000"
    Fiscal year ending June 30, 2001               $6,600,000


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         Except as hereinabove specifically set forth, the Financing Agreement shall remain unmodified and in full force and effect in accordance with its terms.

         In consideration of the foregoing, you agree to pay us an amendment fee of $3,000, which fee shall be in addition to any other fees, charges or interest payable by you to us under the Financing Agreement and payment of which may be effectuated by our charging your account with us.

         If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.


                                             Very truly yours,
                                             GMAC COMMERCIAL CREDIT LLC


                                             By: /s/ John H. McGowan
                                                -----------------------
                                                 Title: Vice President



AGREED AND ACCEPTED:
BERNARD CHAUS, INC.


By: /s/ Barton Heminover
   -----------------------
    Title: VP of Finance



GUARANTOR:
CHAUS RETAIL, INC.


By: /s/ Barton Heminover
   -----------------------
    Title: VP of Finance



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